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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 17, 2000


                        Morgan Stanley ABS Capital I Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware               333-64909          13-3939229
              --------               ---------          ----------
    (State or Other Jurisdiction  (Commission File   (I.R.S. Employer
          of Incorporation)           Number)       Identification No.)

Attention: General Counsel
1585 Broadway
New York, New York                                                       10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number,
including area code                                              (212) 761-4000
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                 Morgan Stanley ABS Capital I Inc., as Depositor
             on behalf of Morgan Stanley ABS Capital I Trust 2000-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware               333-64909          13-3939229
              --------               ---------          ----------
    (State or Other Jurisdiction  (Commission File   (I.R.S. Employer
          of Incorporation)           Number)       Identification No.)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

            Morgan Stanley ABS Capital I Inc. (the "Registrant" or the "Depositor") registered an issuance of $1,000,000,000 in principal amount of Mortgage Loan Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-64909) (the "Registration Statement").

            Pursuant to the Registration Statement, the Depositor formed Morgan Stanley ABS Capital I Trust 2000-1 (the "Trust") which issued approximately $284,485,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Notes (the "Notes"), on July 25, 2000 (the "Closing Date").

            This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

            The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of July 1, 2000, between the Trust and Bankers Trust Company of California, N.A., in its capacity as Indenture Trustee (the "Indenture Trustee"). The Notes evidence indebtedness of the Trust. Also issued, but not offered, by the Trust are Certificates ("Certificates") evidencing the ownership interest in the Trust. The Certificates will initially be retained by Morgan Stanley Holding Trust 2000-1.

            The primary assets of the Trust are pool of closed-end mortgage loans ("Mortgage Loans"), used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan, secured primarily by mortgages on single-family residences (which may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated December 21, 1999 and the Prospectus Supplement dated July 14, 2000 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable


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(c) Exhibits:

            1.1 Underwriting Agreement, dated July 14, 2000, between the Depositor and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters.

            4.1 Indenture, dated as of July 1, 2000 between the Trust and the Indenture Trustee.

            4.2 Trust Agreement, dated as of July 1, 2000, between the Depositor and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), relating to the formation of Morgan Stanley ABS Capital I Trust 2000-1.

            4.3 Sale and Servicing Agreement, dated July 1, 2000, among the Depositor, Morgan Stanley Dean Witter Mortgage Capital, Inc., as Seller, Morgan Stanley ABS Capital I Trust 2000-1, the REMIC Trust, Morgan Stanley ABS Capital I Trust 2000-1, the NIMS Trust, Long Beach Mortgage Company, as Master Servicer, Bankers Trust Company of California, N.A., as Indenture Trustee, and Wilmington Trust Company, as Owner Trustee.

            5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of July 25, 2000.

            8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of July 25, 2000.

            23.1  Consent of Deloitte & Touche LLP.*



            * Previously filed.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MORGAN STANLEY ABS CAPITAL I INC.




                              By:  /s/ James P. Fadel
                                  ------------------------------
                                     Name:    James P. Fadel
                                     Title:   Vice President



                              MORGAN STANLEY ABS CAPITAL I INC.
                              as Depositor on behalf of Morgan Stanley ABS
                              Capital I Trust 2000-1

                              By:  /s/ James P. Fadel
                                  ------------------------------
                                     Name:    James P. Fadel
                                     Title:   Vice President




Dated: August 17, 2000



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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

    1.1 Underwriting Agreement, dated July 14, 2000, between the Depositor and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters.

    4.1 Indenture, dated as of July 1, 2000 between the Trust and the Indenture Trustee.

    4.2 Trust Agreement, dated as of July 1, 2000, between the Depositor and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), relating to the formation of Morgan Stanley ABS Capital I Trust 2000-1.

    4.3 Sale and Servicing Agreement, dated July 1, 2000, among the Depositor, Morgan Stanley Dean Witter Mortgage Capital, Inc., as Seller, Morgan Stanley ABS Capital I Trust 2000-1, the REMIC Trust, Morgan Stanley ABS Capital I Trust 2000-1, the NIMS Trust, Long Beach Mortgage Company, as Master Servicer, Bankers Trust Company of California, N.A., as Indenture Trustee, and Wilmington Trust Company, as Owner Trustee.

    5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of July 25, 2000.

    8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of July 25, 2000.

    23.1     Consent of Deloitte & Touche LLP.*



             * Previously filed.